As filed with the Securities and Exchange Commission on February 23, 1999

                                                      Registration No. 333-64205


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 Post-Effective
                                 Amendment No. 1
                                       to
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              City Holding Company
             (Exact name of registrant as specified in its charter)



    WEST VIRGINIA                    6712                        55-0619957
   (State or other             (Primary Standard              (I.R.S. Employer
   jurisdiction of         Industrial Classification         Identification No.)
    incorporation               Code Number)
   or organization)

                                25 Gatewater Road
                         Charleston, West Virginia 25313
                                 (304) 769-1100
                   (Address, including zip code, and telephone
                  number, including area code, of registrant's
                          principal executive offices)



                                  STEVEN J. DAY
                      President and Chief Executive Officer
                                25 Gatewater Road
                         Charleston, West Virginia 25313
                                 (304) 769-1100
       (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                   Copies to:

  LATHAN M. EWERS, Jr.                                 CHARLES D. DUNBAR
    RANDALL S. PARKS                                ELIZABETH OSENTON LORD
    Hunton & Williams                                   Jackson & Kelly
  951 East Byrd Street                                1600 Laidley Tower
Richmond, Virginia  23219                      Charleston, West Virginia  25301

         Pursuant to Registration Statement No. 333-64205 on Form S-4 (the "Registration Statement"), City Holding Company, a West Virginia bank holding company (the "Company") registered 10,500,000 shares of its Common Stock, $2.50 par value, issuable pursuant to an Agreement and Plan of Reorganization dated as of August 7, 1998 between the Company and Horizon Bancorp, Inc. ("Horizon") that provided for the merger of Horizon with and into the Company (the "Holding Company Merger"). The Company hereby removes from registration 321,218 shares of Common Stock, which remain unissued after the Holding Company Merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charleston, State of West Virginia on February 23, 1999.

                                  CITY HOLDING COMPANY
                                  (Registrant)


                                  By:      /s/ Steven J. Day
                                           ------------------------------------
                                           Steven J. Day
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on February 23, 1999. Each of the directors and/or officers of City Holding Company whose signature appears below hereby appoints Steven J. Day, Robert A. Henson and Randall S. Parks, and each of them severally, as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Commission, any and all amendments to this registration statement, as appropriate, and generally to do all such things in their behalf in their capacities as officers and directors to enable the Registrant to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.

/s/ Robert A. Henson                                            /s/ Michael D. Dean
------------------------------------                            ----------------------------------
Robert A. Henson                                                Michael D. Dean
Chief Financial Officer                                         Senior Vice President-Finance
(Principal Financial Officer)                                   (Principal Accounting Officer)

/s/ Samuel M. Bowling                                           /s/ Dr. D. K. Cales
------------------------------------                            ----------------------------------
Samuel M. Bowling                                               Dr. D. K. Cales
Director                                                        Director

/s/ Hugh R. Clonch                                              /s/ Steven J. Day
------------------------------------                            ----------------------------------
Hugh R. Clonch                                                  Steven J. Day
Director                                                        Director/President

/s/ Robert D. Fisher                                            /s/ William M. Frazier
------------------------------------                            ----------------------------------
Robert D. Fisher                                                William M. Frazier
Director                                                        Director





/s/ Jay Goldman                                                 /s/ David E. Haden
------------------------------------                            ----------------------------------
Jay Goldman                                                     David E. Haden
Director                                                        Director

/s/ Carlin K. Harmon                                            /s/ C. Dallas Kayser
------------------------------------                            ----------------------------------
Carlin K. Harmon                                                C. Dallas Kayser
Director/Executive Vice President                               Director

/s/ Leon K. Oxley
------------------------------------                            ----------------------------------
Leon K. Oxley                                                   Mark H. Schaul
Director                                                        Director

/s/ Philip W. Cain                                              /s/ William C. Dolin
------------------------------------                            ----------------------------------
Philip W. Cain                                                  William C. Dolin
Director                                                        Director

/s/ David W. Hambrick                                           /s/ Frank S. Harkins, Jr.
------------------------------------                            ----------------------------------
David W. Hambrick                                               Frank S. Harkins, Jr.
Director                                                        Director

/s/ Tracey W. Hylton, II                                        /s/ B. C. McGinnis III
------------------------------------                            ----------------------------------
Tracey W. Hylton, II                                            B. C. McGinnis III
Director                                                        Director

/s/ Thomas L. McGinnis                                          /s/ Philip L. McLaughlin
------------------------------------                            ----------------------------------
Thomas L. McGinnis                                              Philip L. McLaughlin
Director                                                        Director

/s/ E. M. Payne III                                             /s/ R. T. Rogers
------------------------------------                            ----------------------------------
E. M. Payne III                                                 R. T. Rogers
Director                                                        Director

/s/ James E. Songer                                             /s/ Albert M. Tieche, Jr.
------------------------------------                            ----------------------------------
James E. Songer                                                 Albert M. Tieche, Jr.
Director                                                        Director